UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No._)

Filed by the Registrant ☐

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

BAYCOM CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 21, 2022. PACIFIC STOCK TRANSFER COMPANY C/O BAYCOM CORP 6725 VIA AUSTI PKWY, SUITE 300 LAS VEGAS, NV 89119 Meeting Information Meeting Type: Annual Meeting For holders as of: April 22, 2022 Date: June 21, 2022 Time: 2:30 p.m., Pacific Time Location: BayCom Corp Board Room 500 Ygnacio Valley Road, Suite 200 Walnut Creek, CA 94596 You are receiving this communication because you hold shares in BayCom Corp (the “Company”). This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.annualgeneralmeetings.com/BayCom or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 Before You Vote How to Access the Proxy Materials Proxy materials available to VIEW or RECEIVE: Notice & Proxy Statement Annual Report on Form 10-K How to View Online: Visit: www.annualgeneralmeetings.com/BayCom How to Request and Receive a PAPER or E-MAIL Copy: you want to receive a paper or e-mail copy of these documents, you must request one. There is NO If charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY E-MAIL*: info@pacificstocktransfer.com 2) BY INTERNET: www.annualgeneralmeetings.com/BayCom through the Contact Us page 3) BY TELEPHONE: 1-800-785-7782 * If requesting materials by e-mail, please put "BayCom Corp Annual Meeting" in the subject line. instructions and other inquiries sent to this e-mail address will NOT be forwarded to your Requests, advisor. Please make the request as instructed above on or before June 7, 2022 to facilitate investment timely delivery.

How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote your shares. Vote By Internet: To vote by Internet, go to https://ipst.pacificstocktransfer.com/pxlogin. Have the control ID on your Proxy Card ready and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Voting Items The Board of Directors recommends you vote FOR the following: 1. Elections of Directors Nominees: 01) James S. Camp 02) Harpreet S. Chaudhary 03) Keary L. Colwell 04) Rocco Davis 05) George J. Guarini 06) Lloyd W. Kendall Jr. 07) Janet L. King 08) Robert G. Laverne, M.D. 09) Syvia L. Magid 2. To ratify and approve the appointment of Moss Adams, LLP as the auditor for the Company for the year ending December 31, 2022. NOTE: Such other business as may properly come before the annual meeting or any adjournments or postponements thereof. CONTROL ID: